                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  April 30, 1997


                               WFS FINANCIAL INC
             (Exact name of registrant as specified in its charter)


         CALIFORNIA                  33-93068                   33-0291646
(State or other jurisdiction      Commission File              IRS Employer
      of incorporation)                Number              Identification Number



              23 PASTEUR                                             92618-3816
          IRVINE, CALIFORNIA
(Address of principal executive offices)                             (Zip Code)


                                  714-727-1000
              (Registrant's telephone number, including area code)

ITEM 5:  Other Events

         On Tuesday, April 29, 1997, WFS Financial Inc, the auto finance subsidiary of Western Financial Bank, F.S.B., announced the departure of Lee Thyer, Senior Executive Vice President - Branch Division, and Director of WFS Financial Inc.

ITEM 7:  Financial Statements and Exhibits

         a. List of documents filed as a part of this report Exhibit 20. WFS Financial Inc's News Release of April 29, 1997

                                   WFS FINANCIAL INC
                                   a California Corporation

Dated:  April 30, 1997             /s/ LEE A. WHATCOTT
                                   ------------------------------------
                                   Lee A. Whatcott
                                   Executive Vice President, WFS Financial Inc